Exhibit 99.1
Dana Holding Corporation Deutsche Bank Global Automotive Industry Conference John Devine Executive Chairman & Interim CEO January 12, 2011

Safe Harbor Statement Certain statements and projections contained in this presentation are, by their nature, forward-looking within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements are based on our current expectations, estimates and projections about our industry and business, management's beliefs, and certain assumptions made by us, all of which are subject to change. Forward-looking statements can often be identified by words such as "anticipates," "expects," "intends," "plans," "predicts," "believes," "seeks," "estimates," "may," "will," "should," "would," "could," "potential," "continue," "ongoing," similar expressions, and variations or negatives of these words. These forward-looking statements are not guarantees of future results and are subject to risks, uncertainties and assumptions that could cause our actual results to differ materially and adversely from those expressed in any forward- looking statement. Dana's Annual Report on Form 10-K, subsequent Quarterly Reports on Form 10-Q, recent Current Reports on Form 8-K, and other Securities and Exchange Commission filings discuss important risk factors that could affect our business, results of operations and financial condition. The forward-looking statements in this presentation speak only as of this date. Dana does not undertake any obligation to revise or update publicly any forward-looking statement for any reason.

2010 Highlights Continuing positive momentum of delivering results 2010 Adjusted EBITDA expected to be about $550 Million on Revenues of about $6.1 Billion 2010 Adjusted EBITDA as % of Sales expected to be about 9% Free Cash Flow projected to be about $245 Million Continued progress improving operations Expanding presence in Asia Pacific Agreement to increase ownership of DDAC JV to 50% Establishing Engineering Technical Centers in India and China Continuing to conquest new business in growing markets across all business segments "One Dana" Aftermarket Organization Underway - targeting future aftermarket revenues of 15 - 20% of total sales

Dana's Turnaround since 2008... Management and Organization Built strong business and operational team Divested Structures business Increased Engineering resources and established regional engineering centers Combined 7 independent business lines into 2 businesses (Light and Heavy Vehicle) with single operational and management system Operational Improvements Aggressively resized the business...reduced breakeven level by 35% Reduced global headcount by over 30% since year-end 2007 Increased Margins Improved margins through pricing and lower costs, despite lower volumes Adjusted EBITDA Margins improved from 4% in 2008 to about 9% in 2010 Capital Structure Reduced debt Continued improvements in working capital and generating positive free cash flow Raised $250 million in new equity Returned Dana to Strong Competitive Position

Strong Performance Across Three Markets Premier global provider of driveline and powertrain products with strong global brands Serving 3 major global growing markets by leveraging core competencies Off-Highway Commercial Automotive Segment Performance (Adjusted EBITDA Margins) Q3 2009 Q3 2010 Light Vehicle Driveline 8.5% 10.6% Power Technologies 7.5% 14.0% Commercial Vehicle 10.0% 10.2% Off-Highway 6.0% 8.5%

Expanding Presence in Asia Pacific with focus on India & China India New India Gear Plant & Testing Center Establishing Engineering Technical Center in India China Agreement to increase ownership of DDAC JV to 50% Establishing Engineering Technical Center in China Growing the Industrial Driveshaft Business in China Dana has supplied all driveshafts to existing CRH5 high-speed trains in China - new order for an additional 700 driveshafts Significant actions in place to grow in all business segments

Dana to Increase Ownership in China Joint Venture Dana and our JV Partner Dongfeng Motor Co., Ltd. have reached an agreement to increase Dana's ownership in the Dongfeng Dana Axle Co., Ltd. (DDAC) joint venture from 4% to 50% Dana's cash payment will be approximately $120 million DDAC Profile Sole supplier of medium and heavy truck axles to Dongfeng (70-75% of total sales) Provides axles for buses and specialty commercial vehicles for other customers (25-30% of total sales) Exports product to Turkey, South America and Vietnam 2010 projected revenue of about $1 billion

Our Focus... Margins and Growth Continue tenacity on operational improvements Reduce complexity in the product and supply chain Improved manufacturing footprint Grow the business Reinvigorate product portfolios Pursue attractive business opportunities and acquisitions globally Expect 50% growth over next 5 years (including market) Continue to improve margins and maintain strong balance sheet Adjusted EBITDA Margin of 12% by 2013

Revenue (2009 adjusted for sale of structures business) Up 5 - 10% ~$6.1 Bil Adjusted EBITDA About $450 million ~$550 Mil 1 Adjusted EBITDA as % of Sales 8 - 9% ~9% Income from Continuing Operations Positive ~$115 Mil (before interest & income taxes) Capital Spending $135 - $185 million ~$120 Mil Free Cash Flow Positive ~$245 Mil 2 2010 Projected Financial Results Plan Excludes one-time warranty settlement of $25 mil in December 2010 on Adjusted EBITDA Includes a $50 mil pension contribution made in December 2010 Estimated Results See appendix for comments regarding the presentation of non-GAAP measures

2011 Economic Outlook A two-speed world... NAFTA / Europe Sluggish economic recovery High ongoing unemployment Residential and commercial real estate issues Less inventory, more build to demand Favorable interest rates and improving financing options Asia / South America Asia generating global growth but short term risks of overheating Rising inflation and interest rates Soft landing for China forecasted as they tap the brakes Source: IHS Global Insight Asia and South America in the fast lane... U.S. and Europe in the slow lane

Global Vehicle Production Dana Forecasts (Units in 000s) SOURCE: IHS Global Insight, ACT Research, Dana Estimates 2010 2011 2009 Estimate Outlook Expected Dana Market Growth of about 10% North America Light Vehicle (Total) 8,550 11,900 12,300-12,900 Light Truck (excl. CUV/Minivan) 2,330 3,500 3,500-3,700 Medium Truck (Class 5-7) 97 116 120-150 Heavy Truck (Class 8) 116 152 215-235 Europe (including E. Europe) Light Vehicle 16,300 18,500 18,300-18,800 Medium/Heavy Truck 298 325 330-350 South America Light Vehicle 3,650 4,100 4,200-4,400 Medium/Heavy Truck 115 191 180-200 Asia Pacific Light Vehicle 28,500 34,400 35,000-37,000 Medium/Heavy Truck 1,089 1,437 1,400-1550 Off-Highway - Global (year-over-year) Agricultural Equipment (35)% to (40)% +2% to +5% +0% to +5% Construction Equipment (70)% to (75)% +20% to +25% +10% to +15%

Several Growth Drivers Market Growth Strong recovery anticipated early in cycle, tapering to more "normal" market growth ~5% CAGR for Dana global businesses (2011 - 2015) 2010 Net New Business $846 million (cumulative 2010 - 2014) Additional Growth Initiatives Future net new business Aftermarket growth - targeting future aftermarket revenues of 15 - 20% of total consolidated sales New initiatives - including expansion into China & India Total CAGR from 2011 - 2015 projected at about 10%* * Including New Initiatives; some of which (such as DDAC) will not be consolidated

2010 2011 2012 2013 2014 2015 2010 Base 5869 5869 5869 5869 5869 5869 2010 Growth 47 135 198 229 236 236 2011 Growth 27 106 160 211 246 Aftermarket Growth 0 70 145 245 245 245 New Inititatives 0 440 702 799 909 1030 Dana Growth - Significant Opportunities (Excludes Market, Pricing & Structures) Total revenue growth (including ~5% projected market growth) about 10% CAGR New Initiatives (including share of DDAC and other initiatives) Awarded Net New Business Aftermarket Growth 2011 New Business

Opportunities & Headwinds in 2011 Opportunities Improving economic and market conditions Cost reductions (+$50 million) Headwinds Commodity costs / supplier constraints Added engineering cost to support product development Added resources to support growth initiatives (Asia Pacific, Aftermarket, etc)

Revenue Up 10%+ (vs. 2010) Adjusted EBITDA $675 - 700 Mil Adjusted EBITDA as % of Sales 10%+ Diluted Adjusted EPS $1.30 - $1.40 Capital Spending $200 - 250 Mil Free Cash Flow >$100 Mil 2011 Financial Targets Plan See appendix for comments regarding the presentation of non-GAAP measures

Restructuring Actions Continuing to Drive Higher Margins Full Year Adjusted EBITDA as a Percent of Sales 2008 2009 2010 2011 2013 East 0.043 0.062 0.09 0.101 0.12 West 31.6 North 43.9 See appendix for comments regarding the presentation of non-GAAP measures Revenue ($ mm) $8,095 $5,228 ~ $6.1 Bil 10%+ ~12% On track to achieve 12% Adjusted EBITDA Margin by 2013 ~ 9% Projected

Diversity of Business Delivering Strong Financial Results North America 0.47 Europe 0.27 South America 0.14 Asia Pacific 0.12 North America 0.41 Europe 0.25 South America 0.15 Asia Pacific 0.2 2010 Full Year Revenue 2015 Revenue Projection Diverse Regional Footprint Light Vehicle Driveline 0.43 Power Tech. 0.16 Comm. Veh. 0.23 Off Highway 0.19 Light Vehicle Driveline 0.31 Power Tech. 0.14 Comm. Veh. 0.36 Off Highway 0.19 2010 Full Year Revenue 2015 Revenue Projection Changing Business Mix Strong Geographic Diversity Strong Market Segment Balance Three Global Growing Markets Automotive, Commercial, and Off-Highway Anticipate increasing total revenue about 50% by 2015 * Geographic balance with 20% of revenue in Asia Pacific Top-quartile returns, above cost of capital by 2013 * Including New Initiatives, some of which (such as DDAC) will not be consolidated Light Vehicle Driveline, 31% Light Vehicle Driveline, 43% North America, 41% North America, 47%

Summary Beat our 2010 Plan Our 2011 Plan continues to build on the strong foundation and focuses on Growth Continue tenacity on operational improvements Increased focus on growth Continue to improve margins and maintain strong balance sheet Build future strategies with focus on delivering shareholder value Right Strategy to Grow Profitably and Generate Strong Shareholder Returns

Q&A Session

Non-GAAP Financial Information The preceding slides refer to Adjusted EBITDA, which we've defined to be earnings before interest, taxes, depreciation, amortization, non-cash equity grant expense, restructuring expense and other nonrecurring items (gain/loss on debt extinguishment or divestitures, impairment, etc.). Adjusted EBITDA is a non-GAAP financial measure currently being used by Dana as the primary measure of its operating segment performance. The most significant impact to Dana's ongoing results of operations as a result of applying fresh start accounting following our emergence from bankruptcy was higher depreciation and amortization. By using Adjusted EBITDA, which excludes depreciation and amortization, the comparability of results is enhanced. Management also believes that Adjusted EBITDA is an important measure since the financial covenants of our amended term facility are Adjusted EBITDA-based, and our management incentive performance programs are based, in part, on Adjusted EBITDA. Diluted Adjusted EPS, another non-GAAP financial measure referenced in the slides, is derived from net income adjusted to exclude restructuring expense, amortization expense and nonrecurring items (as used in Adjusted EBITDA), net of any associated tax effects. Adjusted net income is divided by fully diluted shares, as determined in accordance with GAAP. This measure is considered useful for purposes of providing investors, analysts and other interested parties with an indicator of ongoing financial performance that provides enhanced comparability to EPS reported by other companies. Free cash flow is also a non-GAAP financial measure. which we have defined as Cash provided by operations (a GAAP measure) exclusive of any bankruptcy claim-related payments included therein, less capital spending. This measure is useful in evaluating the operational cash flow of the company inclusive of the spending required to maintain the operations. Because these are non-GAAP measures, Adjusted EBITDA, Diluted Adjusted EPS and Free cash flow should not be considered a substitute for Income/(Loss) before interest, reorganization items and income taxes, Net Income/(Loss), Net income (loss) per share, Net Cash flows provided by/(used in) operating activities or other reported results prepared in accordance with GAAP. Please reference the "Non-GAAP financial information" accompanying our quarterly earnings conference call presentations on our website at www.dana.com/investors for our GAAP results and the reconciliations of these measures, where used, to the comparable GAAP measures.